UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 14, 2025
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BURFORD CAPITAL LIMITED
(Exact name of registrant as specified in its charter)
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Guernsey	001-39511	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oak House, Hirzel Street
St. Peter Port
Guernsey GY1 2NP
(Address of principal executive offices) (Zip code)

+44 1481 723 450
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	BUR	New York Stock Exchange
Ordinary shares, no par value	BUR	London Stock Exchange AIM
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2025 Omnibus Incentive Compensation Plan
Following adoption by the board of directors (the “Board of Directors”) of Burford Capital Limited (the “Company”) on February 12, 2025, the Burford Capital Limited 2025 Omnibus Incentive Compensation Plan (the “2025 Omnibus Incentive Compensation Plan”) was approved by the shareholders of the Company at the annual general meeting held on May 14, 2025 (the “2025 AGM”) and became effective as of May 14, 2025. The 2025 Omnibus Incentive Compensation Plan provides for the issuance of up to 16,500,000 ordinary shares, no par value, of the Company (“Ordinary Shares”), subject to the share recycling and adjustment provisions as provided under the 2025 Omnibus Incentive Compensation Plan.
The purpose of the 2025 Omnibus Incentive Compensation Plan is to attract, retain, award and motivate officers, directors, employees and independent contractors of the Company and to enable such individuals to participate in the long-term growth and financial success of the Company, thereby directly linking their incentives to shareholder value. The 2025 Omnibus Incentive Compensation Plan allows for grants of (i) options, including incentive stock options qualified as such under US federal income tax laws and options that do not qualify as incentive stock options, (ii) stock appreciation rights, (iii) restricted shares, (iv) restricted share units, (v) deferred share units and (vi) other equity-based or equity-related awards (clauses (i) through (vi) collectively, “Awards”). Furthermore, Awards may be granted (as determined by the compensation committee of the Board of Directors (the “Compensation Committee”)) subject to criteria or criterion related to the performance of the Company, its subsidiaries, affiliates, divisions, operational units or any combination thereof.
The Board of Directors has appointed the Compensation Committee as the administrator of the 2025 Omnibus Incentive Compensation Plan. Subject to the terms of the 2025 Omnibus Incentive Compensation Plan and applicable law, the Compensation Committee has broad authority to administer and interpret the 2025 Omnibus Incentive Compensation Plan.
Unless otherwise provided in an award agreement, in the event of a change of control, unless provision is made in connection with the change of control for assumption, substitution or continuation of an outstanding Award, the vesting of such Award will accelerate and all restrictions will lapse as of immediately prior to the change of control, and all Awards subject to unsatisfied performance criteria will automatically vest in full (with applicable performance criteria deemed achieved at target level of achievement). Unless otherwise provided in an award agreement, in the event of a change of control, if the successor company assumes or substitutes an outstanding Award (or in which the Company is the ultimate parent corporation and continues the Award), then such Award will be continued in accordance with its applicable terms (including vesting conditions). However, if the participant’s employment or service is terminated by the Company without “cause”, due to the participant’s resignation for “good reason” or due to the participant’s death or disability, in each case, concurrent with or within two years following the date of such change of control, then the unvested portion of such Award (or substitute therefor) will immediately vest in full upon such termination date.
Subject to applicable law, the Compensation Committee may amend, modify or terminate the 2025 Omnibus Incentive Compensation Plan without the approval of the Company’s shareholders, except that shareholder approval will be required for any amendment to the extent necessary to comply with applicable laws or exchange listing standards. Without the written consent of an affected participant, no action by the Compensation Committee or the Board of Directors in connection with any Award or the 2025 Omnibus Incentive Compensation Plan, as the case may be, may materially and adversely affect the rights of such participant under such Award, except that such action may be taken to cause an Award or the 2025 Omnibus Incentive Compensation Plan, as the case may be, to comply with applicable law.

A more detailed description of the 2025 Omnibus Incentive Compensation Plan is set forth in the Company’s definitive proxy statement in connection with the 2025 AGM filed with the US Securities and Exchange Commission on April 3, 2025 (the “Proxy Statement”) in the section titled “Resolution 15—Approval of 2025 Omnibus Incentive Compensation Plan”, which is incorporated herein by reference. The foregoing description of the 2025 Omnibus Incentive Compensation Plan is a summary and is qualified in its entirety by the full text of the 2025 Omnibus Incentive Compensation Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
NQDC Plan Amendment
Following adoption by the Board of Directors on February 12, 2025, amendment no. 2 (the “NQDC Plan Amendment”) to the Burford Capital Deferred Compensation Plan, effective as of February 1, 2021 and as amended and restated as of November 26, 2024 (as may be further amended, supplemented or otherwise modified from time to time, the “NQDC Plan”) was approved by the shareholders of the Company at the 2025 AGM and became effective as of February 12, 2025. The NQDC Plan Amendment provides that 6,600,000 Ordinary Shares will be authorized for issuance under the NQDC Plan, subject to the other terms and conditions of the NQDC Plan, of which the Company may allocate (i) 5,000,000 Ordinary Shares to settle cash deferrals and (ii) 1,600,000 Ordinary Shares to settle the Company’s matching credits.
The purpose of the NQDC Plan is to attract and retain employees and non-employee directors by providing them with an opportunity to defer receipt of a portion of certain elements of their compensation. The Compensation Committee administers the NQDC Plan and has the authority to make, amend, interpret and enforce all appropriate rules and regulations for administration of the NQDC Plan and to utilize its discretion to decide or resolve any and all questions, including eligibility for benefits and interpretations of the NQDC Plan and its terms, resolution of ambiguities and correction of drafting errors, as may arise in connection with the NQDC Plan.
The Company, the Board of Directors, the Compensation Committee or the Compensation Committee’s duly authorized designee may at any time and for any reason, prospectively or retroactively, amend the NQDC Plan or terminate the NQDC Plan. No amendment will reduce the vested account balances of any NQDC Plan participant accrued as of the date of any such amendment. The Compensation Committee may delegate to another committee (including a committee consisting of one or more members of executive management of certain affiliates of the Company) or to certain officers of the Company or of a certain affiliates of the Company the authority to amend the NQDC Plan without the consent of the Compensation Committee to (i) conform the NQDC Plan to the requirements of applicable law, (ii) facilitate the administration of the NQDC Plan, (iii) clarify provisions based on the Compensation Committee’s interpretation of the NQDC Plan’s documents or (iv) make any other amendments authorized by the Board of Directors.
A more detailed description of the NQDC Plan Amendment is set forth in the Proxy Statement in the section titled “Resolution 16—Approval of NQDC Plan Amendment”, which is incorporated herein by reference. The foregoing description of the NQDC Plan Amendment is a summary and is qualified in its entirety by the full text of the NQDC Plan Amendment, a copy of which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held the 2025 AGM on May 14, 2025. The total number of Ordinary Shares voted in person or by proxy at the 2025 AGM was 174,178,277, representing approximately 79.38% of 219,421,904 Ordinary Shares outstanding as of March 17, 2025 record date and entitled to vote at the 2025 AGM. The Company’s shareholders passed (i) resolutions 1 through 10 and 13 through 16 submitted to a vote of shareholders at the 2025 AGM by the requisite simple majority of the votes cast by persons entitled to vote and (ii) resolutions 17 and 18 submitted to a vote of shareholders at the 2025 AGM by the requisite no less than 75% of the votes cast by persons entitled to vote. In addition, shareholders approved, on an advisory basis, resolution 11 (the advisory Say-on-Pay vote (as defined below)), and a majority of the votes cast on resolution 12 (the advisory Say-on-Frequency vote (as defined below)) were cast in favor of conducting future shareholder advisory votes on the compensation of the Company’s named executive officers on an annual basis. For more information regarding these matters, please refer to the Proxy Statement.
The final voting results for each resolution submitted to a vote of shareholders at the 2025 AGM are as follows:
Resolutions 1 through 6—To re-elect each of the director nominees listed below as a director of the Company for a term expiring at the close of the next annual general meeting of the Company.

	Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes*
Rukia Baruti Dames	158,041,159	98.04%	3,148,506	1.95%	1,463,577	11,525,035
Christopher Bogart	162,379,793	99.88%	185,669	0.11%	87,780	11,525,035
Pamela Corrie	159,977,151	99.25%	1,206,451	0.74%	1,469,640	11,525,035
Robert Gillespie	122,211,309	75.17%	40,358,858	24.82%	83,075	11,525,035
Christopher Halmy	119,444,521	73.48%	43,098,518	26.51%	110,203	11,525,035
John Sievwright	145,914,541	89.76%	16,645,706	10.23%	92,995	11,525,035
Resolution 7—To declare a final dividend of 6.25¢ (United States cents) per Ordinary Share and to pay such final dividend on June 13, 2025 to all ordinary shareholders on the register of shareholders of the Company at the close of business on May 23, 2025.

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes*
162,362,027	99.98%	29,732	0.01%	261,483	11,525,035
Resolution 8—To reappoint KPMG LLP as the Company’s external auditor and independent registered public accounting firm until the next general meeting of the Company at which accounts are laid.

Votes For	%	Votes Against	%	Abstentions*
174,044,201	99.97%	36,283	0.02%	97,793
Resolution 9—To authorize the audit committee of the Board of Directors on behalf of the Board of Directors to agree to the compensation of the Company’s external auditor.

Votes For	%	Votes Against	%	Abstentions*
174,066,442	99.97%	39,702	0.02%	72,133
Resolution 10—To receive the Company’s accounts for the year ended December 31, 2024 and the report of the Board of Directors and the external auditor thereon.

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes*
161,643,666	99.97%	43,655	0.02%	965,921	11,525,035
Resolution 11—To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement under “Executive compensation”, including the compensation discussion and analysis, the compensation tables and the related narrative discussion included therein (the “Say-on-Pay vote”).

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes*
107,651,820	66.78%	53,540,257	33.21%	1,461,165	11,525,035
Resolution 12—To approve, on an advisory basis, the frequency of future shareholder advisory votes to approve the compensation of the Company’s named executive officers (the “Say-on-Frequency vote”).

One Year	%	Two Years	%	Three Years	%	Abstentions*
158,982,459	99.52%	25,469	0.01%	726,007	0.45%	2,919,307
Consistent with the recommendation of the Board of Directors, a majority of the votes cast by persons entitled to vote at the 2025 AGM were cast in favor of conducting advisory Say-on-Pay votes on an annual basis. The Board of Directors has considered these voting results and determined that the Company will conduct advisory Say-on-Pay votes on an annual basis until the next advisory Say-on-Frequency vote.
Resolution 13—To authorize the Board of Directors to allot and/or issue unissued Ordinary Shares in the Company and grant rights to subscribe for, or to convert any security into, Ordinary Shares in the Company up to a specified amount.

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes*
159,022,644	97.81%	3,547,386	2.18%	83,212	11,525,035
Resolution 14—To authorize the Company to make market acquisitions of its Ordinary Shares up to a specified amount.

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes*
162,356,959	99.89%	165,599	0.10%	130,684	11,525,035
Resolution 15—To approve the 2025 Omnibus Incentive Compensation Plan.

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes*
156,576,641	96.43%	5,782,958	3.56%	293,643	11,525,035

Resolution 16—To approve the NQDC Plan Amendment.

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes*
161,950,563	99.75%	395,835	0.24%	306,844	11,525,035
Resolution 17—To authorize the Board of Directors to allot and/or issue equity securities of the Company for cash without making a pre-emptive offer to shareholders (subject to the limitations set forth in Resolution 17).

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes*
158,402,152	97.43%	4,163,719	2.56%	87,371	11,525,035
Resolution 18—To authorize the Board of Directors to allot and/or issue equity securities of the Company for cash without making a pre-emptive offer to shareholders (subject to the limitations set forth in Resolution 18) for an acquisition or specified capital investment.

Votes For	%	Votes Against	%	Abstentions*	Broker Non-Votes*
157,865,903	97.10%	4,707,702	2.89%	79,637	11,525,035
* Abstentions and broker non‐votes are not considered votes cast and do not impact the outcome of the vote on any resolution.
Item 9.01    Financial Statements and Exhibits.
    (d)    Exhibits

Exhibit No.	Description

10.1	Burford Capital Limited 2025 Omnibus Incentive Compensation Plan, effective as of May 14, 2025.

10.2	Form of Restricted Share Unit Award Agreement.

10.3	Form of Performance-Based Restricted Share Unit Award Agreement.

10.4	Amendment No. 2 to the Amended and Restated Burford Capital Deferred Compensation Plan, effective as of February 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURFORD CAPITAL LIMITED

By:	/s/ Mark N. Klein
Name: Mark N. Klein
Title: General Counsel and Chief Administrative Officer

Date: May 15, 2025